Third Quarter Results and Full Year 2009 Forecast November 11, 2009 Exhibit 99.1

Agenda Lear's Plan of Reorganization Third Quarter and Year to Date 2009 Financial Results Full Year 2009 Financial Forecast 2010 to 2012 Consolidated Sales Backlog Summary and Outlook

Filed for Chapter 11 on July 7th; emerged on November 9th Financial restructuring reduced Lear's debt by approximately $2.8 billion to $1 billion or less, with no near-term maturities Strong and flexible balance sheet upon emergence, with more than $1 billion in cash New Lear common stock listed on the New York Stock Exchange under the historical stock symbol "LEA" Management team unchanged Lear's Plan of Reorganization* * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Lear is a leading global Tier 1 automotive supplier Strong market positions in two key product lines -- Seating Systems and Electrical Distribution Leadership in quality, customer satisfaction and innovation Best customer relationships in the industry Low-cost footprint in manufacturing and engineering Diversified sales base, strong sales backlog and growth in emerging markets Most talented and motivated team in the industry What Has Not Changed About Lear

First Half Industry production down significantly in most key markets North America down 50% and Europe down 32% versus 2008 Net sales of $4.4 billion, down 43% Core operating loss of $119 million** Free cash flow of negative $300 million*** Third Quarter Industry production remained depressed in mature markets but improved as compared to the first half; strong growth in Asia continued Net sales of $2.5 billion, down 19% Core operating earnings of $111 million** Free cash flow of positive $133 million*** Fourth Quarter Outlook Net sales in line with the third quarter Core operating earnings remain positive 2009 Financial Summary* ** Core operating earnings (loss) represents income (loss) before interest, other expense, reorganization items, income taxes, restructuring costs and other special items. * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. *** Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures.

Third Quarter and Year to Date 2009 Global Industry Production Environment

Third Quarter and Year to Date 2009 Reported Financials* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Third Quarter and Year to Date 2009 Impact of Restructuring and Other Special Items* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. ** Includes a credit of $63.7 million related to the reversal of a restructuring charge recorded in the first quarter of 2009.

Third Quarter and Year to Date 2009 Seating Performance* Explanation of Year-to-Year Change (in mils) Sales Earnings** Adj. Earnings** ** Reported segment earnings represents pretax income before interest, other expense and reorganization items; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items. Adjusted Seating Segment Margins Sales Factors Lower industry production in North America and Europe Unfavorable foreign exchange Margin Performance Lower industry production in North America and Europe Net selling price reductions Favorable cost performance Restructuring savings Q308 Q309 YTD08 YTD09 0.031 0.072 0 0.051 0.034 East West North $ 2,478.1 $ 2,039.2 $ 8,655.4 $ 5,639.2 $ 40.9 $ 198.8 $ 354.2 $ 132.6 $ 75.6 $ 147.7 $ 445.7 $ 189.0 * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Third Quarter and Year to Date 2009 Electrical and Electronic Performance* Explanation of Year-to-Year Change * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. (in mils) Sales Earnings** Adj. Earnings** ** Reported segment earnings represents pretax income (loss) before interest, other expense and reorganization items; adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items. Q308 Q309 YTD08 YTD09 0.018 0.005 0 0.042 -0.01 East West North $ 655.4 $ 508.7 $ 2,314.7 $ 1,358.0 $ 4.9 $ (20.7) $ 71.4 $ (134.0) $ 11.9 $ 2.5 $ 97.3 $ (84.8) Adjusted Electrical and Electronic Segment Margins Sales Factors Lower industry production in North America and Europe Unfavorable foreign exchange Net selling price reductions Margin Performance Lower industry production in North America and Europe Net selling price reductions Favorable operating performance Restructuring savings

Third Quarter and Year to Date 2009 Free Cash Flow* (in millions) * Free cash flow represents net cash provided by (used in) operating activities (($396.5) million for the six months ended 7/4/09, $153.9 million for the three months ended 10/3/09 and ($242.6) million for the nine months ended 10/3/09) before net change in sold accounts receivable ($138.5 million for the six months ended 7/4/09, $0 million for the three months ended 10/3/09 and $138.5 million for the nine months ended 10/3/09) (Cash from Operations), less capital expenditures. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Total Debt and Cash at Emergence Total Debt Cash 1000 1000 East West North Key Balance Sheet Metrics* Debt obligations reduced by approximately $2.8 billion to $1 billion or less Adequate liquidity to support global operating needs and growth plans No significant debt maturities until 2012 Covenants provide sufficient flexibility to navigate current environment and execute operating plan 2009 2010 2011 2012 2013 2014 550 400 East West North Pro Forma Maturity Profile at Exit 1st Lien Term** 2nd Lien Term (in millions) * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. ** Assumes the 2nd lien term loan is refinanced at least 3 months prior to its scheduled maturity.

Information on New Lear Securities Number of Shares Common Stock at Emergence 34.1 million Preferred Stock 10.9 million Shares Outstanding at Emergence 45.0 million Warrants 8.2 million Management Restricted Stock Units (vest over 3 years) 1.3 million Total Fully-Diluted Shares, assuming conversion 54.5 million Preferred Stock Convertible into Common Stock on a 1:1 basis at any time at the option of the holder Mandatorily convertible by the Company at the earlier of: 3 years from the effective date, or After one year when the closing price of the Common Stock is >135% of the $41.30 conversion price (subject to adjustment) for 20 days of trading out of a consecutive 30 days of trading Warrants Each Warrant entitles holder to purchase one share of Common Stock Warrants are exercisable commencing on the business day immediately following a period of 30 consecutive days of trading in the market with the closing price of the Common Stock equal to or greater than $39.63 for at least 20 of those days Note: Lear has not listed the Preferred Stock or Warrants on any exchange.

($ in millions) ($ in millions) 2006 2009 Ongoing East 70 125 400 West 30.6 38.6 34.6 North 45.9 46.9 45 2005 2006 2007 2008 2009 East 104 100 182 194 180 West Restructuring Investments Annual Savings* Operational Restructuring Investment: $580 million invested through 2008; forecasting additional $180 million investment in 2009 Major Actions: 35 manufacturing and 10 administrative facilities closed by year end; significant census reductions globally Savings: About $250 million in cumulative annual savings realized through 2008; expecting incremental savings of $125 million in 2009 Operational Restructuring* * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

Full Year 2009 Financial Forecast* * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. The Company emerged from reorganization under Chapter 11 of the United States Bankruptcy Code on November 9, 2009 and is adopting fresh-start reporting in connection with its emergence. The full year 2009 financial forecast excludes the impact of fresh- start accounting.

2010-2012 2010 2011 2012 Consolidated 1400 300 1000 100 By Product: Seating -- 40% Electrical and Electronic -- 60% By Region: North America -- $650M Europe -- $150M Asia -- $600M 2010 - 2012 Sales Backlog** (in millions) Composition of Sales Backlog** * For a definition of sales backlog and the underlying backlog development assumptions, please see slide titled "Forward-Looking Statements" at the end of this presentation. ** Consolidated sales only 2010 to 2012 Consolidated Sales Backlog*

Lear's strong customer focus and operating fundamentals remain unchanged Completed financial restructuring in four months; emerged from Chapter 11 with a strong and flexible balance sheet Less than $1 billion in debt and in excess of $1 billion in cash New Lear shares listed on NYSE under stock symbol "LEA" Achieved positive operating earnings and free cash flow in Third Quarter 2010 to 2012 consolidated sales backlog of net new business totals $1.4 billion Well Positioned to Benefit from Industry Recovery with Competitive Cost Structure, Focus on Quality, and Commitment to Customer Satisfaction Summary and Outlook* * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information.

www.lear.com LEA NYSE Listed R

In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "pretax income (loss) before interest, other expense and reorganization items," "pretax income (loss) before interest, other expense, reorganization items, restructuring costs and other special items" (core operating earnings) and "free cash flow" (each, a non-GAAP financial measure). Other expense includes, among other things, non- income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company's factoring facilities, gains and losses related to derivative instruments and hedging activities, equity in net income (loss) of affiliates and gains and losses on the sale of assets. Free cash flow represents net cash provided by (used in) operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that pretax income (loss) before interest, other expense and reorganization items and core operating earnings are useful measures in assessing the Company's financial performance by excluding certain items (including those items that are included in other expense) that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting in future periods. Pretax income (loss) before interest, other expense and reorganization items, core operating earnings and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss) attributable to Lear, cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items, other expense and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant. Non-GAAP Financial Information

Non-GAAP Financial Information Core Operating Earnings

Non-GAAP Financial Information Segment Earnings

Non-GAAP Financial Information Adjusted Segment Earnings

Non-GAAP Financial Information Cash from Operations and Free Cash Flow

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to: the potential adverse impacts of the filing of the Chapter 11 bankruptcy proceedings on the Company's business, financial condition or results of operations that could continue or arise following the effective date of the plan of reorganization; the anticipated future performance of the reorganized Company, including, without limitation, the Company's ability to maintain or increase revenue or gross margins, control future operating expenses or make necessary capital expenditures; general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition and restructuring actions of the Company's customers and suppliers; changes in actual industry vehicle production levels from the Company's current estimates; fluctuations in the production of vehicles for which the Company is a supplier; the loss of business with respect to, or the lack of commercial success of, a vehicle model for which the Company is a significant supplier, including further declines in sales of full-size pickup trucks and large sport utility vehicles; disruptions in the relationships with the Company's suppliers; labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company; the Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions; the outcome of customer negotiations; the impact and timing of program launch costs; the costs, timing and success of restructuring actions; increases in the Company's warranty or product liability costs; risks associated with conducting business in foreign countries; competitive conditions impacting the Company's key customers and suppliers; the cost and availability of raw materials and energy; the Company's ability to mitigate increases in raw material, energy and commodity costs; the outcome of legal or regulatory proceedings to which the Company is or may become a party; unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers; further impairment charges initiated by adverse industry or market developments; the impact and duration of domestic and foreign government initiatives designed to assist the automotive industry; and other risks described from time to time in the Company's Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company's success in implementing its operating strategy. This presentation also contains information on the Company's sales backlog. The Company's incremental sales backlog reflects anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs. The calculation of backlog does not reflect customer price reductions on existing or newly awarded programs. The backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. Lear's 2010 to 2012 consolidated sales backlog is based on an exchange rate of $1.40/per Euro and current forecasted industry production assumptions by major market provided by CSM Worldwide. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.